SUPPLEMENT DATED FEBRUARY 26, 2013

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

GLOBAL ABSOLUTE RETURN PORTFOLIO CLASS I AND P SHARES DATED SEPTEMBER 28, 2012

This supplement revises the Global Absolute Return Portfolio Class I and P Shares summary prospectus dated September 28, 2012 (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

Global Absolute Return Portfolio – All references to Mark S. Venezia are deleted.